UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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REALIZING OUR VISION

IGT's solid financial performance in fiscal year 2012 builds on the success we've had over the previous two years; a testament to the effectiveness of our sound strategy and day to day management of our business. We've positioned ourselves for sustained growth through continued focus on our core electronic gaming business, our commitment to innovation and our disciplined investments in related business opportunities and new markets. All of this has led to our robust fiscal year 2012 financial performance.

Summary of our key accomplishments during Fiscal Year 2012 include:

- Grew total revenues by 10% to over $2.1 billion
- Expanded adjusted earnings per share from continuing operations[1] 12% to $1.04 per share
- Returned over $545 million in cash to shareholders
- Growing the world's largest social casino
- Advanced Interactive revenues 293% to $144 million
- Delivered adjusted EPS percentage growth in double digits for three straight years

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- Returned over $545 million in cash to shareholders
- Growing the world's largest social casino
- Advanced Interactive revenues 293% to $144 million
- Delivered adjusted EPS percentage growth in double digits for three straight years

[1] Adjusted earnings per share from continuing operations is a non-GAAP financial measure; reconciliation of non-GAAP to GAAP measures is included at the end of this letter.
In addition, all references to "adjusted earnings" or "adjusted EPS" refer to adjusted earnings per share from continuing operations.

WHY IGT?

IGT is a true global leader in the gaming industry, providing products and services in almost every legal gaming jurisdiction on the planet. For our customers, IGT offers an exhilarating line-up of games, a total systems solution for unforgettable player experiences, and innovations that bring thrilling content to life on any device.

IGT's market leadership, its global footprint, history of innovation and unrivaled content library has translated into impressive financial results and consistent returns

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WHY IGT?

IGT is a true global leader in the gaming industry, providing products and services in almost every legal gaming jurisdiction on the planet. For our customers, IGT offers an exhilarating line-up of games, a total systems solution for unforgettable player experiences, and innovations that bring thrilling content to life on any device.

IGT's market leadership, its global footprint, history of innovation and unrivaled content library has translated into impressive financial results and consistent returns for our shareholders. In fact, IGT has delivered double digit percentage growth in adjusted EPS for three straight years. In North America last year, we grew our ship share, improved our profit margins and increased average machine price, a remarkable achievement for any consumer-oriented company.

IGT is delivering on four key strategies to move ahead in a globally competitive landscape:

1. Expanding global leadership

- Profitably growing ship share
- Leveraging a diverse network of content creators

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- Profitably growing ship share
- Leveraging a diverse network of content creators across the broadest global distribution network

2. Positioning for growth

- Pursuing new markets and forms of gaming worldwide
- Growing the largest online social gaming casino in the world

3. Focusing on returns

- Increasing returns on invested capital
- Converting revenue to operating cash flow at a high rate
- Responsibly managing capital expenditures

4. Delivering robust financial performance

- Double digit growth in adjusted EPS for 3 straight years
- Returned $860 million of capital to shareholders FY09-FY12

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CORE STRENGTH

Our 2012 fiscal year performance marked our third consecutive year of double-digit adjusted earnings percentage growth, which underscores our success in growing our core business.

IGT is the global market leader in gaming. Since fiscal 2010, we've expanded our global installation base, while making our capital more efficient. This diligent focus on overall returns has allowed us to maintain margins and gross profit.

GLOBAL CONSOLIDATED REVENUE


$2,200
$2,100
$2,000
$1,900
1,800
$2,019
$1,917
$1,957
$2,151
2009
2010
2011
2012

ADJUSTED EPS*

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ADJUSTED EPS*


$1.20
$0.80
$0.40
$0.00
$0.74
$0.84
$0.93
$1.04
2009
2010
2011
2012

In North America last year, we grew our ship share, improved our profit margins and increased average sales price, a remarkable achievement for any consumer-oriented company. Across our international segment, we have increased the quality and quantity of our localized content driving a better player experience.

ADJUSTED OPERATING INCOME*


$600
$526
$564

2012 HIGHLIGHTS ›





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ADJUSTED OPERATING INCOME*



$600
$500
$400
$300
$443
$493
$526
$564
2009
2010
2011
2012

NORTH AMERICA SHIP SHARE



45%
40%
35%
30%
25%
36%
30%
34%
38%
2009
2010
2011
2012

*Adjusted operating income and adjusted earnings per share are non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided at the end of this Letter.

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CENTERED ON CONTENT

The engine that helps power IGT's financial achievements is our world-class content. Our extensive library of high-performing game themes is unrivaled and one of our most valuable assets. At IGT, we are committed to leveraging this content to anyone, anywhere, on any device.

One to Many

Our content strategy is to generate the most entertaining games, anywhere, and to distribute them broadly across the entire global spectrum of gaming platforms, devices and geographies.


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High ROI Per Game

IGT's research and development is efficient and produces the most games each year in the industry. Our unique approach produces sustainable, differentiated returns resulting in high returns on investments.

The DoubleDown Advantage

As the convergence of land-based, online, mobile and social gaming continues, our network of content creators and distribution channels must also grow to match our players' entertainment choices. With the acquisition of DoubleDown, the world's largest online social gaming casino and a top 5 grossing game application on Facebook, we gained another way to reach players and distribute our library of well-loved games.

DoubleDown improves our position for growth beyond what our core business provides. We are already seeing the following meaningful, positive impact on our financial results:

- Social gaming revenues in the fourth quarter of fiscal 2012 increased 20% sequentially to $36

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the following meaningful, positive impact on our financial results:

- Social gaming revenues in the fourth quarter of fiscal 2012 increased 20% sequentially to $36 million, primarily driven by an increase in both daily active users and bookings per daily active user
- Average daily active users (DAUs) were 1.4 million in the fourth quarter of fiscal 2012, an increase of 4% compared to the prior sequential quarter
- Average bookings per DAU increased 8% sequentially to $0.28 in the fourth quarter of fiscal 2012

Our land-based casino customers also are seeing returns as they engage with us through our Casino Partnership Program and embed the DoubleDown casino application on their individual property web sites. This allows us to extend our content to more players while benefitting our core land-based customers at the same time.

Content is our center and a sustainable competitive advantage for IGT. It's what our customers want, and what our players love.

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CAPITAL ALLOCATION

IGT's responsible approach to capital allocation has focused on funding growth while also providing returns to our shareholders. Our core growth methodologies included new product development, a strong content library, an emphasis on International markets and an $800-million investment in continued research and development over the last four fiscal years. IGT's strategic outlays for fiscal year 2012 balanced our disciplined financial metrics with a concentration on growing our talent, technology, distribution and content resources.

In fiscal 2012 alone, IGT returned over $545 million in cash to shareholders and an additional $600 million remains available under the Company's current share repurchase authorization. We remain committed to driving returns and growing IGT in a manner that is profitable, responsible and in the best interest of our shareholders.

POSITIONED FOR GROWTH

IGT's Board, management team and employees are focused on executing our growth strategy, which is

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POSITIONED FOR GROWTH

IGT's Board, management team and employees are focused on executing our growth strategy, which is designed to propel IGT into the future. We are committed to consistently delivering strong financial performance, growing our core business and returning capital to our shareholders. We plan to achieve our success by driving returns in our product sales and gaming operations business, increasing revenues and profitability in international markets, focusing on profitable growth and consistently and efficiently return capital to our shareholders. We are on track to deliver our FOURTH consecutive year of double- digit adjusted EPS percentage growth in fiscal year 2013!

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Forward-Looking Statements

This document contains forward-looking statements involving risks and uncertainties, including 2013 financial and operational goals and expectations. You can identify these statements by the fact that they use words such as "anticipate", "believe", "estimate", "expect", "intend", "project", "plan", "on track", and other words and terms of similar meaning. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Information about potential risk factors that could affect IGT's business and financial results is included in IGT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the 2012 fiscal year, which is available on the SEC website at www.sec.gov and on IGT's investor relations website at www.IGT.com/InvestorRelations. IGT does not intend, and undertakes no duty, to update any forward-looking statements to reflect subsequent events or circumstances.

Unaudited Supplemental Data

Reconciliations of GAAP to Non-GAAP Adjusted Measures

(In millions, except EPS)

Year Ended September 30, 2012

	Revenue	Cost of Revenues	Operating Expenses	Operating Income	Operating Margin	Continuing Operations Net Earnings (a)	Continuing Operations Diluted EPS
GAAP measures	$2,150.7	$913.1	$815.9	$421.7		$249.7	$0.86
% of revenue			38%	20%			
Acquisition related charges:(b)							
Contingent retention & earn-out	-	-	(69.1)	69.1		44.1	0.15

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	Revenue	Cost of Revenues	Operating Expenses	Operating Income	Operating Margin	Continuing Operations Net Earnings (a)	Continuing Operations Diluted EPS
GAAP measures	$2,150.7	$913.1	$815.9	$421.7		$249.7	$0.86
% of revenue			38%	20%			
Acquisition related charges:(b)							
Contingent retention & earn-out	-	-	(69.1)	69.1		44.1	0.15
Amortization of intangibles	-	(5.8)	(13.3)	19.1		12.2	0.04
Professional fees	-	-	(5.8)	5.8		3.7	0.01
Impairment and restructuring:							
Patents (Walker Digital)	-	-	(14.6)	14.6		9.3	0.03
Notes (Alabama)	-	-	(12.8)	12.8		8.1	0.03
Entraction reorganization	-	-	(15.1)	15.1		(29.6)	(0.10)
Distributor settlement	-	-	(3.1)	3.1		2.0	0.01
Severance	-	-	(2.5)	2.5		1.6	0.01
Total non-GAAP adjustments	-	(5.8)	(136.3)	142.1	7%	51.4	0.18
Adjusted measures	$2,150.7	$907.3	$679.6	$563.8	26%	$301.1	$1.04
% of revenue			32%	26%			

(a) Adjustments tax effected at 37%, except Entraction impairment included tax benefit of $44.7 million
(b) Primarily related to DoubleDown

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Unaudited Supplemental Data
Reconciliations of GAAP to Non-GAAP Adjusted Measures
(In millions, except EPS)
Year Ended September 30, 2011

						Continuing Operations	
	Revenue	Cost of Revenues	Operating Expenses	Operating Income	Operating Margin	Net Earnings (a)	Diluted EPS
GAAP measures	$1,957.0	$818.6	$633.5	$504.9	26%	$292.3	$0.97
% of revenue			32%	26%			
IP Usage settlements	(2.0)	(6.8)	-	4.8	0%	3.0	0.01
Impairment	-	-	(15.8)	15.8	1%	10.0	0.03
Investment gain	-	-	-	-	0%	(4.3)	(0.01)
Certain discrete tax items (benefits)	-	-	-	-	0%	(22.1)	(0.07)
Total non-GAAP adjustments	(2.0)	(6.8)	(15.8)	20.6	1%	(13.4)	(0.04)
Adjusted measures	$1,955.0	$811.8	$617.7	$525.5	27%	$278.9	$0.93
% of revenue			32%	27%			

(a) Adjustments tax effected at 36%

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Unaudited Supplemental Data
Reconciliations of GAAP to Non-GAAP Adjusted Measures
(In millions, except EPS)
Year Ended September 30, 2010

	Revenue	Cost of Revenues	Operating Expenses	Operating Income	Operating Margin	Continuing Operations: Net Earnings (a)	Continuing Operations: Diluted EPS
GAAP measures	$1,917.2	$829.9	$662.5	$424.8		$219.6	$0.73
% of revenue			35%	22%			
Impairment and restructuring	-	-	(68.4)	68.4		42.6	0.15
Investment loss (no tax benefit)	-	-	-	-		19.9	0.07
Debt refinancing charges	-	-		-		2.5	0.01
Certain discrete tax items (benefits)	-	-	-	-		(36.7)	(0.12)
Total non-GAAP adjustments	-	-	(68.4)	68.4	4%	28.3	0.11
Adjusted measures	$1,917.2	$829.9	$594.1	$493.2	26%	$247.9	$0.84
% of revenue			31%	26%			

(a) Adjustments tax effected at 38%

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Unaudited Supplemental Data
Reconciliations of GAAP to Non-GAAP Adjusted Measures
(In millions, except EPS)
Year Ended September 30, 2009

						Continuing Operations	
	Revenue	Cost of Revenues	Operating Expenses	Operating Income	Operating Margin	Net Earnings (a)	Diluted EPS
GAAP measures	$2,018.8	$905.2	$781.2	$332.4		$148.7	$0.50
% of revenue			39%	16%			
Impairment and restructuring	-	-	(109.1)	109.1		68.2	0.24
Investment loss	-	-	-	-		14.4	0.05
Debt refinancing charges	-	-	(1.8)	1.8		3.0	0.01
Certain discrete tax items (benefits)	-	-	-	-		(17.1)	(0.06)
Total non-GAAP adjustments	-	-	(110.9)	110.9	5%	68.5	0.24
Adjusted measures	$2,018.8	$905.2	$670.3	$443.3	22%	$217.2	$0.74
% of revenue			33%	22%			

(a) Adjustments tax effected at 38%

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GAAP measures	$2,018.8	$905.2	$781.2	$332.4		$148.7	$0.50
% of revenue			39%	16%			
Impairment and restructuring	-	-	(109.1)	109.1		68.2	0.24
Investment loss	-	-	-	-		14.4	0.05
Debt refinancing charges	-	-	(1.8)	1.8		3.0	0.01
Certain discrete tax items (benefits)	-	-	-	-		(17.1)	(0.06)
Total non-GAAP adjustments	-	-	(110.9)	110.9	5%	68.5	0.24
Adjusted measures	$2,018.8	$905.2	$670.3	$443.3	22%	$217.2	$0.74
% of revenue			33%	22%			

(a) Adjustments tax effected at 38%

Adjusted earnings per share from continuing operations is a non-GAAP financial measure. We believe that certain non-GAAP financial measures, when presented in conjunction with comparable GAAP (Generally Accepted Accounting Principles) measures, are useful because that information is an appropriate measure for evaluating our operating performance. Non-GAAP information is used to evaluate business performance and management's effectiveness. These measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures may not be calculated in the same manner by all companies and therefore may not be comparable. In addition, all references to "adjusted earnings" or "adjusted EPS" refer to adjusted earnings per share from continuing operations.

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POKER



Wager Wisely.
If you think you might have a gambling problem, call for help.
Problem Gambling Helpline, +1-800-522-4700.
Must be of legal age to gamble.